                                                                    Exhibit 99.1

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                       Ryder Vehicle Lease Trust 2001-A
                           Payment Date Certificate

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          The undersigned, duly authorized representative of Ryder Truck Rental, Inc., as Administrative Agent under the Administration Agreement, among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain Supplement 2001-A Administration Agreement, dated as of February 1, 2001 (the "Administration Supplement"), certifies as follows pursuant to the Indenture, dated as of February 1, 2001 (the "Indenture"), between Ryder Vehicle Lease Trust 2001-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Trustee"):

          1. Capitalized terms used in this Certificate have been defined in the Indenture;

          2.   Ryder Truck Rental, Inc. is the Administrative Agent;

          3.   The undersigned is an Officer of the Administrative Agent; and

          4. The following information is supplied pursuant to Sections 8.03 and 8.04(e) of the Indenture and Section 5.02 of the Amended and Restated Trust Agreement, dated as of February 1, 2001 (the "Trust Agreement") between Ryder Funding LP and Chase Manhattan Bank Delaware, as Owner Trustee:

(i)   SUBI Collections for the Collection Period                                                  $38,439,765.49

      Amounts allocable to the 99% 2001-A  SUBI Certificate                                       $38,055,367.84

      Amounts allocable to the 1% 2001-A  SUBI Certificate                                        $   384,397.65

(ii)  Available Funds
             (i)   99% of SUBI Collections                                                        $38,055,367.84
            (ii)   Advances                                                                          ($96,152.15)
            (iii)  99% of the Residual Value Surplus Draw Amount                                  $         0.00
            (iv)   The Optional Purchase Price                                                    $         0.00

(iii) Interest accrued on the Class A Notes during the Accrual Period
                   Class A-1                                                                      $         0.00
                     Dollar Amount per $1,000 of original principal balance                       $         0.00
                   Class A-2                                                                      $   748,029.12
                     Dollar Amount per $1,000 of original principal balance                       $        7,712
                   Class A-3                                                                      $ 1,035,000.00
                     Dollar Amount per $1,000 of original principal balance                       $       13,800
                   Class A-4                                                                      $ 1,365,350.00
                     Dollar Amount per $1,000 of original principal balance                       $       14,525
                   Class A-5                                                                      $ 1,600,174.08
                     Dollar Amount per $1,000 of original principal balance                       $       15,425

(iv)  Interest accrued on the Subordinated Notes during the Accrual Period                        $   319,265.35

       Dollar Amount per $1,000 of original principal balance of the Subordinated Notes                             $        16.875

(v)    Interest on the Aggregate Certificate Balance of the Trust Certificates                                      $    281,913.75
       during the Accrual Period
                                 Transferor Trust Certificate Amount                                                $      2,819.14
                                 Dollar Amount per $1,000 of original principal balance of the                      $        16.875
                                                             Transferor Trust Certificate
                                 Other Trust Certificates Amount                                                    $    279,094.61
                                 Dollar Amount per $1,000 of original principal balance of the                      $        16.875
                                                             Other Trust Certificates

(vi)   Outstanding Amounts as of the day immediately preceding the Payment Date
                                 Class A Notes
                                  Class A-1                                                                         $          0.00
                                     Dollar Amount per $1,000 of original principal balance                         $          0.00
                                  Class A-2                                                                         $ 58,099,349.46
                                     Dollar Amount per $1,000 of original principal balance                         $       598.962
                                  Class A-3                                                                         $ 75,000,000.00
                                     Dollar Amount per $1,000 of original principal balance                         $      1,000.00
                                  Class A-4                                                                         $ 94,000,000.00
                                     Dollar Amount per $1,000 of original principal balance                         $      1,000.00
                                  Class A-5                                                                         $103,739,000.00
                                    Dollar Amount per $1,000 of original principal balance                          $      1,000.00
                                 Subordinated Notes                                                                 $ 18,919,427.88
                                    Dollar Amount per $1,000 of original principal balance                          $      1,000.00
                                 Aggregate Certificate Balance of the Trust Certificates                            $ 16,706,000.00
                                    Dollar Amount per $1,000 of original principal balance                          $      1,000.00
(vii)  SUBI Collections
                                 Deposited into the Note Distribution Account                                       $  4,748,553.20
                                 Class A-1                                                                          $          0.00
                                 Class A-2                                                                          $    748,029.12
                                 Class A-3                                                                          $  1,035,000.00
                                 Class A-4                                                                          $  1,365,350.00
                                 Class A-5                                                                          $  1,600,174.08
                                 Deposited into the Certificate Distribution Account                                $    281,913.75

(viii)           (A)             Reserve Fund Balance as of the previous Payment Date                               $ 14,478,666.41
                                 Reserve Fund Requirement (constant)                                                $ 14,478,666.41
                                 Reserve Fund at the beginning of the Collection Period                             $ 14,478,666.41
                                 Reserve Fund at the end of the Collection Period                                   $ 14,478,666.41
                 (B)             Reserve Fund Deposit Amount (Sub Note Interest / Principal & Bank Interest)        $    474,794.78
                 (C)             Reserve Fund Draw Amount                                                           $          0.00
                 (D)             Reserve Fund Balance after all withdrawals and deposits in respect                 $ 14,478,666.41
                                 of the Payment Date
                 (E)             Change in the Reserve Fund Balance from the prior Payment Date                     $          0.00

(ix)   Class A Notes Distribution Amount
                                 Class A-1                                                                          $          0.00
                                    Dollar Amount per $1,000 of original principal balance                          $          0.00
                                 Portion Allocable to Interest                                                      $          0.00
                                    Dollar Amount per $1,000 of original principal balance                          $          0.00
                                 Class A-2                                                                          $ 31,276,204.86
                                    Dollar Amount per $1,000 of original principal balance                          $       322.435

                            Portion Allocable to Interest                                              $   748,029.12
                               Dollar Amount per $1,000 of original principal balance                  $        7.712
                            Class A-3                                                                  $ 1,035,000.00
                               Dollar Amount per $1,000 of original principal balance                  $       13.800
                            Portion Allocable to Interest                                              $ 1,035,000.00
                               Dollar Amount per $1,000 of original principal balance                  $       13.800
                            Class A-4                                                                  $ 1,365,350.00
                               Dollar Amount per $1,000 of original principal balance                  $       14.525
                            Portion Allocable to Interest                                              $ 1,365,350.00
                               Dollar Amount per $1,000 of original principal balance                  $       14.525
                            Class A-5                                                                  $ 1,600,174.08
                               Dollar Amount per $1,000 of original principal balance                  $       15.425
                            Portion Allocable to Interest                                              $ 1,600,174.08
                               Dollar Amount per $1,000 of original principal balance                  $       15.425
      Certificate Distribution Amount                                                                  $   281,913.75
                            Dollar Amount per $1,000 of original principal balance                     $       16.875
                            Portion Allocable to Interest                                              $   281,913.75
                            Dollar Amount per $1,000 of original principal balance                     $       16.875

(x)   Quarterly Principal Distributable Amount
                           Class A Notes
                            Class A-1                                                                  $         0.00
                               Dollar Amount per $1,000 of original principal balance                  $         0.00
                            Class A-2                                                                  $30,528,175.74
                               Dollar Amount per $1,000 of original principal balance                  $      314.723
                            Class A-3                                                                  $         0.00
                               Dollar Amount per $1,000 of original principal balance                  $         0.00
                            Class A-4                                                                  $         0.00
                               Dollar Amount per $1,000 of original principal balance                  $         0.00
                            Class A-5                                                                  $         0.00
                               Dollar Amount per $1,000 of original principal balance                  $         0.00
                           Subordinated Notes                                                          $         0.00
                               Dollar Amount per $1,000 of original principal balance                  $         0.00
                           Trust Certificates                                                          $         0.00
                               Dollar Amount per $1,000 of original principal balance                  $         0.00

      Optimal Principal Distributable Amount
            Class A Notes
             Class A-1                                                                                 $         0.00
                Dollar Amount per $1,000 of original principal balance                                 $         0.00
             Class A-2                                                                                 $30,528,175.74
                Dollar Amount per $1,000 of original principal balance                                 $      314.723
             Class A-3                                                                                 $         0.00
                Dollar Amount per $1,000 of original principal balance                                 $         0.00
             Class A-4                                                                                 $         0.00
                Dollar Amount per $1,000 of original principal balance                                 $         0.00
             Class A-5                                                                                 $         0.00
                Dollar Amount per $1,000 of original principal balance                                 $         0.00
             Subordinated Notes                                                                        $         0.00
                Dollar Amount per $1,000 of original principal balance                                 $         0.00
             Trust Certificates                                                                        $         0.00
                Dollar Amount per $1,000 of original principal balance                                 $         0.00
      Principal Shortfall Amount

               Class A Notes
                Class A-1                                                                                   $        0.00
                    Dollar Amount per $1,000 of original principal balance                                  $        0.00
               Class A-2                                                                                    $        0.00
                    Dollar Amount per $1,000 of original principal balance                                  $        0.00
               Class A-3                                                                                    $        0.00
                    Dollar Amount per $1,000 of original principal balance                                  $        0.00
               Class A-4                                                                                    $        0.00
                    Dollar Amount per $1,000 of original principal balance                                  $        0.00
               Class A-5                                                                                    $        0.00
                    Dollar Amount per $1,000 of original principal balance                                  $        0.00
               Subordinated Notes                                                                           $        0.00
                    Dollar Amount per $1,000 of original principal balance                                  $        0.00
               Trust Certificates                                                                           $        0.00
                    Dollar Amount per $1,000 of original principal balance                                  $        0.00

  (xi)   Class A-1 Note Factor                                                                                  0.0000000

         Class A-2 Note Factor                                                                                  0.2842389

         Class A-3 Note Factor                                                                                  1.0000000

         Class A-4 Note Factor                                                                                  1.0000000

         Class A-5 Note Factor                                                                                  1.0000000

         Subordinated Note Factor                                                                               1.0000000

         Certificate Factor (does not include Transferor Trust Certificate)                                     1.0000000

  (xii)  Residual Value Losses for the immediately preceding Collection Period                              $        0.00
         Residual Value Surplus for the immediately preceding Collection Period                             $        0.00
         Amount on Deposit in the Residual Value Surplus Account                                            $        0.00
         Residual Value Surplus Draw Amount included in Available Funds                                     $        0.00
         Residual Value Surplus Draw Amount                                                                 $        0.00

 (xiii)  Special Event Purchases during the Collection Period                                               $        0.00
         Aggregate Securitization Value (as of Cutoff Date or during the related Calendar                   $        0.00
         Year, as applicable) of Special Event Purchases made year-to-date

  (xiv)  Sales Proceeds Advances included in Available Funds                                                  ($88,800.70)
         Financial Component Advances included in Available Funds                                           $    6,502.77

  (xv)   Payment Date Advance Reimbursement for the Accrual Period
                          For Credit Losses                                                                 $   13,854.22
                          For Sales Proceeds Advances Outstanding for 9 or more months                      $        0.00

  (xvi)  Amounts released to the Transferor
                          As Subordinated Noteholder                                                        $  319,265.35
                          As Holder of the Transferor Trust Certificate                                     $1,344,370.89

 (xvii)  Administration Fee for the Collection Period                                                       $  892,466.20
         Any unpaid fees in respect of one or more prior Collection Periods                                 $        0.00

 (xviii) Retained SUBI Certificate Distribution Amount                                                      $  375,382.84

          Retained SUBI Certificate Amount                                                                    $384,397.65
          Retained Administration Fee for the Collection Period                                               $  9,014.81

  (xix)   Net Investment Earnings on the SUBI Collection Account                                              $ 93,517.47
            and the Residual Value Surplus Account

  (xx)    Net Investment Earnings on the Reserve Fund                                                         $ 62,011.96

  (xxi)   Amount distributable to the Transferor from the Residual Value Surplus Account                      $      0.00

IN WITNESS WHEREOF, the undersigned has duly executed
       this Certificate on:          May 13, 2002

       Ryder Truck Rental as Administrative Agent

                             /s/ W. Daniel Susik
                             -------------------
                                W. Daniel Susik
                       Senior Vice President & Treasurer
                           Ryder Truck Rental, Inc.
               (Authorized Officer of the Administrative Agent)